UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 5, 2008

SINO FIBRE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52709	760616470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Chrysler Building 405 Lexington Avenue, 26th Floor New York, New York		10174
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code
(212) 907-6522

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Matthew Mecke resigned as a director of the Company effective on May 5, 2008 due to differences of opinion as to the direction of the Company and to pursue his other personal and business interests. The Board of Directors is in the process of identifying a qualified candidate to be appointed as a new director to fill the vacancy caused by Mr. Mecke's resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO FIBRE COMMUNICATIONS, INC.
Date: May 5, 2008	/s/ Daniel Mckinney ___________________________________ Daniel Mckinney Chief Executive Officer